UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 8, 2007

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices, including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — Other Events

Item 8.01 Other Events.

On October 8, 2007, Plantronics, Inc. (“Plantronics”) announced the appointment of Vicki Marion as President of the Audio Entertainment Group, responsible for driving sales and profitable growth for the Altec Lansing brand of products.  Prior to joining Plantronics, Ms. Marion held positions as President and CEO at Jabra Corporation and Viadux, Inc.  Most recently, Ms. Marion was an angel investor, director and advisor for Rivet International, a developer of carrying solutions and headsets for mobile phones, music players and other digital devices.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report.

Exhibit Number	Description

99.1	Press release issued by Plantronics dated October 8, 2007 entitled “Vicki Marion Joins Plantronics to Lead the Audio Entertainment Group”

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

Date: October 9, 2007	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer